UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

THUNDER MOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11770 W. President Drive, Ste. F
 Boise, Idaho, United States 83713
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (208) 658-1037

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	THMG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 28, 2026, prior to the annual meeting of shareholders, the Board of Directors (the "Board") of Thunder Mountain Gold, Inc. (the "Corporation" or "Company") approved an amendment to the Corporation's Bylaws (the "Bylaws"), effective as of that date.  The sole purpose of the amendment is to amend Section 2.6 of the Bylaws, related to the quorum requirements of the meetings of shareholders, from a majority of the outstanding shares of the Corporation entitled to vote, to one-third (1/3) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy.

The foregoing summary of the amendments to the Corporation's Bylaws is qualified in its entirety by reference to the amended and restated text of Section 2.6 of the Bylaws, a copy of which is filed as Exhibit 3.2 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's Annual Meeting of Shareholders (the "Annual Meeting") was held on January 28, 2026, pursuant to a definitive notice and proxy statement filed with the Securities and Exchange Commission on December 23, 2025. The Company's shareholders approved two proposals at their Annual Meeting. Descriptions of each of the proposals voted upon at the Annual Meeting are contained in the definitive proxy statement.  At the close of business on December 9, 2025, the record date of the Annual Meeting, there were issued and outstanding 93,255,579 shares of Common Stock entitled to vote.  The holders of a total of 32,831,206 shares of common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for purposes of the Annual Meeting.

The Proposals and results are as follows:

Proposal 1 - To elect the Company's Board of Directors to serve until the Company's 2027 Annual Meeting of Shareholders or until successors are duly elected and qualified. The voting results for Proposal 1 are as follows:

Name of Candidate	For	Withheld	Voted % For Present Proxies
Eric T. Jones	28,566,049	1,262,476	95.77%
Ralph Noyes	29,467,849	360,676	98.79%
Doug Glaspey	29,457,349	371,176	98.76%
James A. Sabala	29,453,249	375,276	98.74%

Proposal 2 - To ratify the appointment of Assure CPA, LLC as the Company's independent registered public accounting firm for the fiscal year of 2026.  The voting results for Proposal 2 are as follows:

Shares Voted
For	Against	Abstentions	Voted % Present
32,815,156	12,550	3,500	99.95%

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

3.2	Section 2.6 of the Bylaws of Thunder Mountain Gold, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

                      (Registrant)

  By: /s/ ERIC T. JONES

        Eric T. Jones

        President and Chief Executive Officer

        Date:  February 2, 2026